702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

RYDEX VARIABLE TRUST

Global Managed Futures Strategy Fund

Multi-Hedge Strategies Fund

Supplement dated July 8, 2022 to the currently effective Summary Prospectuses, each dated May 1, 2022 (each a “Summary Prospectus” and collectively, the “Summary Prospectuses”), for the Funds listed above (each, a “Fund” and collectively, the “Funds”).

This supplement provides new and additional information beyond that contained in the Summary Prospectuses and should be read in conjunction with the Summary Prospectuses.

Effective immediately, Mr. Ryan Harder no longer serves as a portfolio manager of the Funds. Mr. Michael P. Byrum continues to manage each Fund and Messrs. Adrian Bachman and John Marchelya continue to manage the Multi-Hedge Strategies Fund and Global Managed Futures Strategy Fund, respectively. Therefore, effective immediately, all references to Mr. Harder are removed from the Funds’ Summary Prospectuses. The portfolio management changes described in this supplement will not affect the Funds’ investment objectives or principal investment strategies and are not expected to affect the day-to-day management of the Funds.

Please retain this supplement for future reference.

RVF-GMFMH-SUPP-SUMMPRO-0722x0523